UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-10467

Causeway Capital Management Trust

(Exact name of registrant as specified in charter)

11111 Santa Monica Boulevard, 15th Floor

Los Angeles, CA 90025

(Address of principal executive offices) (Zip code)

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-947-7000

Date of fiscal year end: September 30, 2017

Date of reporting period: September 30, 2017

Item 1.	Reports to Stockholders.

LETTER TO SHAREHOLDERS

For the fiscal year ended September 30, 2017, Causeway Global Value Fund’s (the “Fund’s”) Institutional Class returned 15.73% and Investor Class returned 15.42% compared to the MSCI World Index (Gross) (“Index”) return of 18.83%. The average annual total return of the Fund’s Institutional Class since inception on April 29, 2008, is 5.12% compared to the World Index’s average annual total return of 5.84%. The average annual total return of the Fund’s Investor Class since inception on January 31, 2011, is 7.78% compared to the World Index’s average annual total return of 9.46%. At fiscal year-end, the Fund had net assets of $116.2 million.

Performance Review

Equity markets rose during the fiscal year as rising employment and improving consumer confidence data indicated a healthy global economy. Citing a strengthening labor market and increased consumer spending, the U.S. Federal Reserve (“Fed”) indicated that it will start a process of quantitative tightening to reduce the size of its balance sheet. In Europe, stronger sales have driven corporate margin expansion, boosting expectations that a reduction in quantitative easing by the European Central Bank will begin in 2018. Europe has emerged from a few years of fiscal discipline in fairly good shape. This suggests diminishing risks to Eurozone economic and corporate profit growth in the months ahead. The best performing markets in our investable universe included Austria, Italy, China, Spain, and France. The biggest laggards included Israel, New Zealand, Belgium, Australia, and Japan. The best performing sectors in the World Index were financials, information technology, and materials, while telecommunication services, real estate, and consumer staples were the worst performing Index sectors.

For the fiscal year, Fund holdings in the energy, retailing, semiconductors & semiconductor equipment, and capital goods industry groups, along with an overweight position in the telecommunication services industry group, detracted the most from the Fund’s performance relative to the World Index. Holdings in the banks, technology hardware & equipment, insurance, and health care equipment & services industry groups, as well as an underweight position in the real estate industry group, offset some of the underperformance. The biggest detractor from absolute return was energy exploration & production company, SM Energy Co. (United States). Other notable detractors included automobile components retailer, Advance Auto Parts, Inc. (United States), digital wireless communications equipment manufacturer, QUALCOMM, Inc. (United States), oil exploration & production company, PDC Energy, Inc. (United States), and global entertainment content company, Viacom, Inc. (United States). The largest contributor to absolute return was global financial services giant, Citigroup, Inc. (United States). Additional top contributors included electronic equipment manufacturer, Samsung Electronics Co., Ltd. (South Korea), paints & coatings producer, Akzo Nobel NV (Netherlands), electrical & electronic equipment manufacturer, Hitachi Ltd. (Japan), and automobile manufacturer, Volkswagen AG (Germany).

Significant Portfolio Changes

Our disciplined purchase and sale process led the portfolio management team to reduce exposure to several holdings that approached fair value in our view. The largest sales during the fiscal year included five full sales from the Fund: financial services company, Zurich Financial Services (Switzerland), rail-based transporter, CSX Corp. (United States), cruise ship operator, Carnival Corp. (United States), apparel designer & manufacturer, PVH Corp. (United States), and

2	Causeway Global Value Fund

life insurer, Prudential Financial, Inc. (United States). Significant purchases included five new additions to the Fund: pharmaceutical company, AstraZeneca Plc (United Kingdom), rail operator, Canadian Pacific Railway (Canada), travel & tourism technology company, Sabre Corp. (United States), refining equipment manufacturer, Flowserve Corp. (United States), and retail & commercial bank, Bank of America Corp. (United States).

Fund exposures to currencies, industries, and countries are a by-product of our bottom-up stock selection process. The Fund’s weights relative to the Index in the energy, software & services, and banks industry groups increased the most compared with the beginning of the fiscal year, while relative weights in the insurance, consumer durables & apparel, and consumer services industry groups were the greatest decreases. From a regional perspective, the most notable weight changes relative to the Index included higher exposure to the United Kingdom and Canada. The most significantly reduced relative country weights included France and Switzerland. At the end of the fiscal year, the three largest industry group exposures from an absolute perspective for the Fund were to the pharmaceuticals & biotechnology, energy, and software & services industry groups.

Investment Outlook

Cyclical stocks, overall, have received increased investor interest, likely associated with stable global growth. Prolonged loose monetary policies globally have flattened economic cycles, postponing the downturn in our view. Fiscal intervention by the Chinese government has delayed a deceleration of the world’s second largest economy. This benign backdrop has inspired investment risk taking. Downtrodden oil and gas stocks, especially the exploration and production companies, began a “re-rating” in September. Barring a breakdown in OPEC discipline, we currently expect the improvement in returns from this segment of the energy sector to continue. In this late stage global bull market, both developed and emerging markets appear to favor the price momentum stocks in popular areas such as information technology, with a particular premium on internet-related companies. In contrast, sectors lacking excitement include telecommunications services, which remains an area of interest for Causeway in Asia. The more prolonged this economic cycle and bull market, the more importance we place on sizable dividend payments and stability of income. Areas of undervaluation in equity markets are scarce and tend to have a common theme of operational missteps. We believe some of the most promising stocks globally represent “self-help” situations where company management has embarked (or will embark) on an extensive internal restructuring of operating and business lines, often leading to shareholder value enhancing disposals, cost cutting, and revenue growth opportunities. For example, management of a Japanese multinational conglomerate in the portfolio, which combines innovative fast-growing businesses with some poor performing subsidiaries in need of restructuring, has responded to shareholders and pursued a credible plan in an effort to enhance returns. The share price has rebounded this year in response. This experience is not universal, but there are many companies in similar situations that pass our value screens. As a result, despite the fully valued equity markets, we are encouraged by accountable managements willing to embark on a series of operational improvements that should benefit shareholders in the months and years ahead.

Causeway Global Value Fund	3

We thank you for your continued confidence in Causeway Global Value Fund.

September 30, 2017

Harry W. Hartford	Sarah H. Ketterer	James A. Doyle
Portfolio Manager	Portfolio Manager	Portfolio Manager

Jonathan P. Eng	Conor Muldoon
Portfolio Manager	Portfolio Manager

Foster Corwith	Alessandro Valentini	Ellen Lee
Portfolio Manager	Portfolio Manager	Portfolio Manager

The above commentary expresses the portfolio managers’ views as of the date shown and should not be relied upon by the reader as research or investment advice. These views are subject to change. There is no guarantee that any forecasts made will come to pass.

Investing involves risk including loss of principal. In addition to the normal risks associated with investing, international investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Diversification does not prevent all investment losses.

4	Causeway Global Value Fund

Comparison of Change in the Value of a $1,000,000 Investment in Causeway Global Value Fund, Institutional Class shares versus the MSCI World Index (Gross)

The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or redemptions of Fund shares.

* The inception date of Causeway Global Value Fund, Institutional Class was April 29, 2008. The MSCI World Index (Gross) inception to date return is from April 29, 2008.

** The inception date of Causeway Global Value Fund, Investor Class was January 31, 2011. The MSCI World Index (Gross) inception to date return is from January 31, 2011.

The performance data represents past performance and is not an indication of future results. Investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth less than their original cost and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-947-7000 or visit www.causewayfunds.com. Investment performance reflects contractual fee waivers in effect. In the absence of such fee waivers, total return would be reduced. The contractual expense limits are in effect until January 31, 2018. Total returns assume reinvestment of dividends and capital gains distributions at net asset value when paid. Investor Class shares pay a shareholder service fee of up to 0.25% per annum of average daily net assets. Institutional Class shares pay no shareholder service fee. Pursuant to the current January 26, 2017 prospectus, the Fund’s gross ratios of expenses in relation to average net assets were 1.05% and 1.30% for the Institutional Class and Investor Class, respectively. The Fund imposes a 2% redemption fee on the value of shares redeemed less than 60 days after purchase. If your account incurred a redemption fee, your performance will be lower than the performance shown here. For more information, please see the prospectus.

The MSCI World Index (Gross) (the “Index”) is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance, consisting of 23 developed country indices, including the U.S. The Index is gross of withholding taxes, assumes reinvestment of dividends and capital gains, and does not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. It is not possible to invest directly in an index. There are special risks in foreign investing (please see Note 5 in the Notes to Financial Statements).

MSCI has not approved, reviewed or produced this report, makes no express or implied warranties or representations, and is not liable whatsoever for any data in this report. You may not redistribute the MSCI data or use it as a basis for other indices or investment products.

Causeway Global Value Fund	5

SCHEDULE OF INVESTMENTS (000)*

September 30, 2017

Causeway Global Value Fund	Number of Shares	Value
COMMON STOCK
Canada — 2.2%
Canadian Imperial Bank of Commerce	922	$81
Canadian Pacific Railway Ltd.	14,900	2,503

		2,584

China — 2.0%
Baidu Inc. ADR[1]	9,500	2,353

France — 2.7%
Schneider Electric SE1	35,458	3,086

Hong Kong — 5.1%
China Merchants Port Holdings Co. Ltd.	298,500	921
China Mobile Ltd.	310,000	3,141
CNOOC Ltd.	1,485,000	1,916

		5,978

Italy — 1.5%
UniCredit SpA[1]	81,499	1,736

Japan — 9.4%
East Japan Railway Co.	31,600	2,916
Hitachi Ltd.	268,000	1,888
Japan Airlines Co. Ltd.	50,000	1,692
KDDI Corp.	110,900	2,924
Takeda Pharmaceutical Co. Ltd.	26,900	1,486

		10,906

Netherlands — 2.1%
Akzo Nobel NV	26,936	2,487

South Korea — 4.0%
Samsung Electronics Co. Ltd.	1,034	2,315
SK Telecom Co. Ltd.	10,701	2,382

		4,697

The accompanying notes are an integral part of the financial statements.

6	Causeway Global Value Fund

SCHEDULE OF INVESTMENTS (000)* (continued)

September 30, 2017

Causeway Global Value Fund	Number of Shares	Value
Spain — 1.3%
Merlin Properties Socimi S.A.[2]	111,349	$1,542

Switzerland — 6.8%
ABB Ltd.	87,904	2,173
Novartis AG	32,329	2,768
Roche Holding AG	11,371	2,903

		7,844

United Kingdom — 20.2%
AstraZeneca PLC	42,771	2,840
Aviva PLC	331,054	2,282
Barclays PLC	1,304,632	3,380
British American Tobacco PLC	50,089	3,136
GlaxoSmithKline PLC	129,150	2,576
Lloyds Banking Group PLC	1,507,344	1,368
Prudential PLC	49,746	1,191
Royal Dutch Shell PLC, Class B	125,489	3,858
Travis Perkins PLC	71,552	1,389
Vodafone Group PLC	535,052	1,497

		23,517

United States — 37.2%
Advance Auto Parts Inc.	24,963	2,477
Arch Coal Inc.	11,700	839
Bank of America Corp.	68,900	1,746
Citigroup Inc.	65,500	4,765
CSRA Inc.	68,500	2,210
Eli Lilly & Co.	35,726	3,056
Flowserve Corp.	51,435	2,191
Halliburton Co.	62,875	2,894
Microsoft Corp.	44,383	3,306
Oracle Corp.	61,402	2,969
PDC Energy Inc.[1]	55,254	2,709
QUALCOMM Inc.	45,700	2,369

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	7

SCHEDULE OF INVESTMENTS (000)* (concluded)

September 30, 2017

Causeway Global Value Fund	Number of Shares	Value
United States — (continued)
Sabre Corp.	127,500	$2,308
Signet Jewelers Ltd.	33,000	2,196
SM Energy Co.	100,325	1,780
UnitedHealth Group Inc.	10,418	2,040
VeriFone Systems Inc.[1]	101,300	2,054
Viacom Inc., Class B	45,300	1,261

		43,170

Total Common Stock
(Cost $101,413) — 94.6%		109,900

PREFERRED STOCK
Germany — 4.0%
Volkswagen AG	28,308	4,617

Total Preferred Stock
(Cost $4,519) — 4.0%		4,617

SHORT-TERM INVESTMENT
Invesco Short-Term Investments Trust: Government & Agency Portfolio, Institutional Class, 0.930%**	803,769	804

Total Short-Term Investment
(Cost $804) — 0.7%		804

Total Investments — 99.2%
(Cost $106,736)		115,321

Other Assets in Excess of Liabilities — 0.8%		874

Net Assets — 100.0%		$116,195

*	Except for share data.
**	The rate reported is the 7-day effective yield as of September 30, 2017.
1	Non-income producing security.
2	Real Estate Investment Trust.
ADR	American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

8	Causeway Global Value Fund

SECTOR DIVERSIFICATION

As of September 30, 2017, the sector diversification was as follows (Unaudited):

Causeway Global Value Fund	Common Stock	Preferred Stock	% of Net Assets

Information Technology	18.7%	0.0%	18.7%

Financials	17.0	0.0	17.0

Health Care	15.2	0.0	15.2

Industrials	14.5	0.0	14.5

Energy	12.1	0.0	12.1

Consumer Discretionary	5.1	3.9	9.0

Telecommunication Services	8.6	0.0	8.6

Materials	2.1	0.0	2.1

Real Estate	1.3	0.0	1.3

Total	94.6	3.9	98.5

Short-Term Investment			0.7

Other Assets in Excess of Liabilities			0.8

Net Assets			100.0%

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	9

STATEMENT OF ASSETS AND LIABILITIES (000)*

CAUSEWAY GLOBAL VALUE FUND

9/30/17
ASSETS:
Investments at Value (Cost $106,736)	$115,321
Receivable for Investment Securities Sold	817
Receivable for Dividends	277
Receivable for Tax Reclaims	183
Receivable for Fund Shares Sold	27
Prepaid Expenses	13

Total Assets	116,638

LIABILITIES:
Payable for Investment Securities Purchased	293
Payable Due to Adviser	76
Payable for Shareholder Service Fees — Investor Class	4
Payable Due to Administrator	3
Payable for Fund Shares Redeemed	1
Payable for Trustees’ Fees	1
Other Accrued Expenses	65

Total Liabilities	443

Net Assets	$116,195

NET ASSETS:
Paid-in Capital (unlimited authorization — no par value)	$102,791
Undistributed Net Investment Income	1,755
Accumulated Net Realized Gain on Investments and Foreign Currency Transactions	3,061
Net Unrealized Appreciation on Investments	8,585
Net Unrealized Appreciation on Foreign Currencies and Translation of Other Assets and Liabilities Denominated in Foreign Currencies	3

Net Assets	$116,195

Net Asset Value Per Share (based on net assets of $113,573,533 ÷ 9,270,677 shares) — Institutional Class	$12.25

Net Asset Value Per Share (based on net assets of $2,621,310 ÷ 215,194 shares) — Investor Class	$12.18

*	Except for Net Asset Value Per Share data.

The accompanying notes are an integral part of the financial statements.

10	Causeway Global Value Fund

STATEMENT OF OPERATIONS (000)

CAUSEWAY GLOBAL VALUE FUND

10/01/16 to 9/30/17
INVESTMENT INCOME:
Dividend Income (net of foreign taxes withheld of $198)	$3,065
Interest Income	12

Total Investment Income	3,077

EXPENSES:
Investment Advisory Fees	908
Registration Fees	100
Transfer Agent Fees	60
Professional Fees	45
Administration Fees	33
Printing Fees	19
Line of Credit	8
Shareholder Service Fees — Investor Class	6
Pricing Fees	6
Trustees’ Fees	4
Other Fees	7

Total Expenses	1,196

Net Expenses	1,196

Net Investment Income	1,881

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gain on Investments	6,159
Net Realized Loss from Foreign Currency Transactions	(7)
Net Change in Unrealized Appreciation on Investments	8,592
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	5

Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	14,749

Net Increase in Net Assets Resulting from Operations	$16,630

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	11

STATEMENTS OF CHANGES IN NET ASSETS (000)

	CAUSEWAY GLOBAL VALUE FUND

	10/01/16 to 9/30/17	10/01/15 to 9/30/16
OPERATIONS:
Net Investment Income	$1,881	$1,590
Net Realized Gain (Loss) on Investments	6,159	(2,756)
Net Realized Loss from Foreign Currency Transactions	(7)	(37)
Net Change in Unrealized Appreciation on Investments	8,592	9,081
Net Change in Unrealized Appreciation on Foreign Currency and Translation of Other Assets and Liabilities Denominated in Foreign Currency	5	4

Net Increase in Net Assets Resulting From Operations	16,630	7,882

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from Net Investment Income:
Institutional Class	(1,451)	(1,239)
Investor Class	(29)	(16)

Total Dividends from Net Investment Income	(1,480)	(1,255)

Distributions from Net Capital Gains:
Institutional Class	—	(2,069)
Investor Class	—	(36)

Total Distributions from Net Capital Gains	—	(2,105)

Total Dividends and Distributions to Shareholders	(1,480)	(3,360)
Net Increase (Decrease) in Net Assets Derived from Capital Share Transactions(1)	(2,346)	3,566
Redemption Fees(2)	4	1

Total Increase in Net Assets	12,808	8,089

NET ASSETS:
Beginning of Year	103,387	95,298

End of Year	$116,195	$103,387

Undistributed Net Investment Income	$1,755	$1,359

(1)	See Note 7 in the Notes to Financial Statements.
(2)	See Note 2 in the Notes to Financial Statements.

Amount designated as “—” is $0 or has been rounded to $0.

The accompanying notes are an integral part of the financial statements.

12	Causeway Global Value Fund

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FINANCIAL HIGHLIGHTS

For the fiscal years ended September 30,

For a Share Outstanding Throughout the Fiscal Years

	Net Asset Value, Beginning of Year ($)	Net Investment Income ($)	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Dividends from Net Investment Income ($)	Distributions from Capital Gains ($)	Total Dividends and Distributions ($)	Redemption Fees ($)
CAUSEWAY GLOBAL VALUE FUND†
Institutional
2017	10.73	0.19	1.48	1.67	(0.15)	—	(0.15)	—	(1)
2016	10.26	0.16	0.65	0.81	(0.13)	(0.21)	(0.34)	—	(1)
2015	12.49	0.14	(1.17)	(1.03)	(0.22)	(0.98)	(1.20)	—	(1)
2014	11.57	0.31	1.18	1.49	(0.12)	(0.45)	(0.57)	—
2013	9.49	0.16	2.07	2.23	(0.10)	(0.05)	(0.15)	—
Investor
2017	10.68	0.16	1.47	1.63	(0.13)	—	(0.13)	—	(1)
2016	10.21	0.13	0.64	0.77	(0.09)	(0.21)	(0.30)	—	(1)
2015	12.44	0.11	(1.16)	(1.05)	(0.20)	(0.98)	(1.18)	—	(1)
2014	11.53	0.25	1.20	1.45	(0.09)	(0.45)	(0.54)	—
2013	9.46	0.13	2.07	2.20	(0.09)	(0.05)	(0.14)	(0.01)

†	Per share amounts calculated using average shares method.
(1)	Amount represents less than $0.01 per share (See Note 2 in the Notes to Financial Statements).

Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

14	Causeway Global Value Fund

Net Asset Value, End of Year ($)	Total Return (%)	Net Assets, End of Year ($000)	Ratio of Expenses to Average Net Assets (%)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimburse- ments) (%)	Ratio of Net Investment Income to Average Net Assets (%)	Portfolio Turnover Rate (%)

12.25	15.73	113,574	1.05	1.05	1.66	55
10.73	7.94	102,214	1.04	1.05	1.54	64
10.26	(9.15)	93,427	1.05	1.10	1.19	54
12.49	13.31	80,190	1.05	1.18	2.52	69
11.57	23.74	46,820	1.05	1.35	1.55	56

12.18	15.42	2,621	1.30	1.30	1.45	55
10.68	7.64	1,173	1.29	1.30	1.27	64
10.21	(9.39)	1,871	1.30	1.35	0.92	54
12.44	13.03	2,159	1.30	1.43	2.09	69
11.53	23.59	2,090	1.30	1.60	1.29	56

The accompanying notes are an integral part of the financial statements.

Causeway Global Value Fund	15

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Causeway Global Value Fund (the “Fund”) is a series of Causeway Capital Management Trust (the “Trust”). The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and is a Delaware statutory trust that was established on August 10, 2001. The Fund began operations on April 29, 2008. The Fund is authorized to offer two classes of shares, the Institutional Class and the Investor Class. The inception of performance for Institutional Class shares was April 29, 2008, and for Investor Class shares was January 31, 2011. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of the Fund. The Fund is diversified. The Fund’s prospectus provides a description of the Fund’s investment objectives, policies and strategies. The Trust has five additional series, the financial statements of which are presented separately.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund.

Use of Estimates in the Preparation of Financial Statements – The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The Fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Except as described below, securities listed on a securities exchange (except the NASDAQ Stock Market (“NASDAQ”)) or Over-the-Counter (“OTC”) for which market quotations are available are valued at the last reported sale price as of the close of trading on each business day, or, if there is no such reported sale, at the last reported bid price for long positions. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. Securities listed on multiple exchanges or OTC markets are valued on the exchange or OTC market considered by the Fund to be the primary market. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued daily at the net asset value per share.

Securities for which market prices are not “readily available” are valued in accordance with fair value pricing procedures approved by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value pricing procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value pricing procedures include: the security’s trading has been halted or suspended; the security has been delisted from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price.

16	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

When the Committee values a security in accordance with the fair value pricing procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

The Fund uses a third party vendor to fair value certain non-U.S. securities if there is a movement in the U.S. market or a designated exchange-traded fund that trades in the U.S. that exceeds thresholds established by the Committee. The vendor provides fair values for foreign securities based on factors and methodologies involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security and such fair values are applied by the administrator if a pre-determined confidence level is reached for the security.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).The guidance establishes three levels of fair value hierarchy as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices for similar asset or liability in active markets, quoted prices for identical or similar asset or liability in markets which are not active, or prices based on inputs that are observable (either directly or indirectly); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 which fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The following table sets forth information about the levels within the fair value hierarchy at which the Fund’s investments are measured at September 30, 2017 (000):

Investments in Securities	Level 1	Level 2†	Level 3	Total
Common Stock
Canada	$2,584	$—	$—	$2,584
China	2,353	—	—	2,353
France	3,086	—	—	3,086
Hong Kong	5,978	—	—	5,978
Italy	1,736	—	—	1,736
Japan	10,906	—	—	10,906
Netherlands	2,487	—	—	2,487
South Korea	4,697	—	—	4,697
Spain	1,542	—	—	1,542
Switzerland	7,844	—	—	7,844
United Kingdom	23,517	—	—	23,517
United States	43,170	—	—	43,170

Total Common Stock	109,900	—	—	109,900

Preferred Stock	4,617	—	—	4,617

Short-Term Investment	804	—	—	804

Total Investments in Securities	$115,321	$—	$—	$115,321

†

Securities with a value of $57,616 (000), which represented 49.6% of the net assets of the Fund, transferred at period end from Level 2 to Level 1 since the prior fiscal year end, primarily due to market movements following the close of local trading

Causeway Global Value Fund	17

NOTES TO FINANCIAL STATEMENTS

(continued)

that triggered the fair valuation of certain securities at the beginning of the period and did not trigger fair valuation at the end of the fiscal year. At September 30, 2017, there were no transfers from Level 1 to Level 2 investments in securities.

Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Levels 1 and 2 at end of period occur primarily when foreign equity securities are fair valued by the Fund’s third party vendor using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures.

For the fiscal year ended September 30, 2017, no securities transferred in or out of Level 3. Transfers between levels are recognized at period end.

For the fiscal year ended September 30, 2017, there were no changes to the Fund’s fair value methodologies.

Federal Income Taxes – The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax years, as applicable), and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the fiscal year ended September 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any significant interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date, and interest income is recognized using the accrual basis of accounting. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars on the following basis:

(1) the market value or fair value of investment securities, assets and liabilities is converted at the current rate of exchange; and

(2) purchases and sales of investment securities, income and expenses are converted at the relevant rates of exchange prevailing on the respective dates of such transactions.

18	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

Foreign Currency Exchange Contracts – When the Fund purchases or sells foreign securities, it enters into corresponding foreign currency exchange contracts to settle the securities transactions. Losses from these foreign exchange transactions may arise from changes in the value of the foreign currency between trade date and settlement date or if the counterparties do not perform under the contract’s terms.

Expense/Classes – Expenses that are directly related to one Fund of the Trust are charged directly to that Fund. Other operating expenses of the Trust are prorated to the Fund and the other series of the Trust on the basis of relative daily net assets. Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective classes on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared and paid on an annual basis. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

Redemption Fee – The Fund imposes a redemption fee of 2% on the value of capital shares redeemed by shareholders less than 60 days after purchase. The redemption fee also applies to exchanges from the Fund. The redemption fee is paid to the Fund. The redemption fee does not apply to shares purchased through reinvested distributions or shares redeemed through designated systematic withdrawal plans. The redemption fee does not normally apply to accounts designated as omnibus accounts with the transfer agent. These are arrangements through financial intermediaries where the purchase and sale orders of a number of persons are aggregated before being communicated to the Fund. However, the Fund may seek agreements with these intermediaries to impose the Fund’s redemption fee or a different redemption fee on their customers if feasible, or to impose other appropriate restrictions on excessive short-term trading. The officers of the Fund may waive the redemption fee for shareholders in asset allocation and similar investment programs believed not to be engaged in short-term market timing, including for holders of shares purchased by Causeway Capital Management LLC (the “Adviser”) for its clients to rebalance their portfolios. For the fiscal year ended September 30, 2017, the Institutional Class and Investor Class retained $3,729 and $4 in redemption fees, respectively.

Other – Brokerage commission recapture payments are credited to realized capital gains and are included in net realized gains from security transactions on the Statement of Operations. For the fiscal year ended September 30, 2017, the Fund received commission recapture payments of $1,314.

3.	Investment Advisory, Administration, Shareholder Service and Distribution Agreements

The Trust, on behalf of the Fund, has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser is entitled to a monthly fee equal to an annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed through January 31, 2018 to waive its fee and, to the extent necessary, reimburse the Fund to keep total annual fund operating expenses (excluding brokerage

Causeway Global Value Fund	19

NOTES TO FINANCIAL STATEMENTS

(continued)

fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) from exceeding 1.05% of Institutional Class and Investor Class average daily net assets. For the fiscal year ended September 30, 2017, the Adviser did not waive or reimburse any fees.

The Trust and SEI Investments Global Funds Services (the “Administrator”) have entered into an Administration Agreement. Under the terms of the Administration Agreement, the Administrator is entitled to an annual fee which is calculated daily and paid monthly based on the aggregate average daily net assets of the Trust subject to a minimum annual fee.

The Trust has adopted a Shareholder Service Plan and Agreement for Investor Class shares that allows the Trust to pay broker-dealers and other financial intermediaries a fee of up to 0.25% per annum of average daily net assets for services provided to Investor Class shareholders. For the fiscal year ended September 30, 2017, the Investor Class paid 0.25% of average daily net assets under this plan.

The Trust and SEI Investments Distribution Co. (the “Distributor”) have entered into a Distribution Agreement. The Distributor receives no fees from the Fund for its distribution services under this agreement.

The officers of the Trust are also officers or employees of the Administrator or Adviser. They receive no fees for serving as officers of the Trust.

As of September 30, 2017, approximately $1.028 million of the net assets were held by investors affiliated with the Adviser.

4.	Investment Transactions

The cost of security purchases and the proceeds from the sales of securities, other than short-term investments, during the fiscal year ended September 30, 2017, for the Fund were as follows:

Purchases (000)	Sales (000)
$61,445	$61,034

5.	Risks of Foreign Investing

Because the Fund invests most of its assets in foreign securities, the Fund is subject to risks in addition to those of U.S. securities. For example, the value of the Fund’s securities may be affected by social, political and economic developments and U.S. and foreign laws relating to foreign investments. Further, because the Fund invests in securities denominated in foreign currencies, the Fund’s securities may go down in value depending on foreign exchange rates. Other risks include trading, settlement, custodial, and other operational risks; withholding or other taxes; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign securities less liquid, more volatile and harder to value than U.S. securities. These risks are higher for emerging markets investments.

6.	Federal Tax Information

The Fund is classified as a separate taxable entity for Federal income tax purposes. The Fund intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that dividends

20	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS

(continued)

from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The Fund may be subject to taxes imposed by countries in which it invests in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Fund accrues such taxes when the related income is earned. Dividend and interest income is recorded net of non-U.S. taxes paid.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions made during the year may differ from those during the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences, which are primarily due to realized losses on foreign currency transactions and reclassification of distributions and gains on passive foreign investment companies, were reclassified to/(from) the following accounts as of September 30, 2017 (000):

Undistributed Net Investment Income	Accumulated Net Realized Gain
$(5)	$5

The reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared during the fiscal years ended September 30, 2017 and September 30, 2016 were as follows (000):

	Ordinary Income	Long-Term Capital Gain	Total
2017	$1,480	$—	$1,480
2016	1,256	2,104	3,360

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows (000):

Undistributed Ordinary Income	$5,916
Undistributed Long-Term Capital Gains	1,051
Unrealized Appreciation	6,437

Total Distributable Earnings	$13,404

For Federal income tax purposes, capital losses incurred in taxable years beginning before December 22, 2010 may be carried forward for a maximum period of eight years and applied against future net realized gains.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years are required to be used prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For the fiscal year ended September 30, 2017, the Fund used $202 (000) in capital loss carryforwards.

At September 30, 2017, the total cost of investments for Federal income tax purposes and the aggregate gross

Causeway Global Value Fund	21

NOTES TO FINANCIAL STATEMENTS

(continued)

unrealized appreciation and depreciation on investments for the Fund were as follows (000):

Federal Tax Cost	Appreciated Securities	Depreciated Securities	Net Unrealized Appreciation
$108,887	$13,165	$(6,728)	$6,437

7.	Capital Shares Issued and Redeemed (000)

	Fiscal Year Ended September 30, 2017		Fiscal Year Ended September 30, 2016
	Shares	Value	Shares	Value
Institutional Class
Shares Sold	1,839	$20,757	4,050	$41,981
Shares Issued in Reinvestment of Dividends and Distributions	131	1,435	316	3,292
Shares Redeemed	(2,227)	(25,635)	(3,945)	(40,981)

Increase (Decrease) in Shares Outstanding Derived from Institutional Class Transactions	(257)	(3,443)	421	4,292

Investor Class
Shares Sold	139	1,480	9	96
Shares Issued in Reinvestment of Dividends and Distributions	3	29	5	52
Shares Redeemed	(37)	(412)	(87)	(874)

Increase (Decrease) in Shares Outstanding Derived from Investor Class Transactions	105	1,097	(73)	(726)

Net Increase (Decrease) in Shares Outstanding from Capital Share Transactions	(152)	$(2,346)	348	$3,566

8.	Significant Shareholder Concentration

As of September 30, 2017, six of the Fund’s shareholders of record owned 76% of net assets in the Institutional Class. The Fund may be adversely affected when a shareholder purchases or redeems large amounts of shares, which may impact the Fund in the same manner as a high volume of redemption requests. Such large shareholders may include, but are not limited to, other funds, institutional investors, and asset allocators who make investment decisions on behalf of underlying clients. Significant shareholder purchases and redemptions may adversely impact the Fund’s portfolio management and may cause the Fund to make investment decisions at inopportune times or prices or miss attractive investment opportunities. Such transactions may also increase the Fund’s transaction costs, accelerate the realization of taxable income if sales of securities result in gains, or otherwise cause the Fund to perform differently than intended.

22	Causeway Global Value Fund

NOTES TO FINANCIAL STATEMENTS

(concluded)

9.	Indemnifications

Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of his or her duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

10.	Line of Credit

The Fund, along with certain other series of the Trust, entered into an agreement on February 24, 2015, as amended by Amendment No. 1, dated as of February 24, 2016, and Amendment No. 2, dated as of

February 22, 2017, which enables it to participate in a $10 million secured committed revolving line of credit with The Bank of New York Mellon which expires February 21, 2018. The proceeds from the borrowings, if any, shall be used to finance the Fund’s short-term general working capital requirements, including the funding of shareholder redemptions. Interest, if any, is charged to the Fund based on its borrowings during the period at the applicable rate plus 1.5%. The Fund is also charged a portion of a commitment fee of 0.175% per annum. As of September 30, 2017, there were no borrowings outstanding under the line of credit.

11.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were available to be issued. Based on this evaluation, no adjustments were required to the financial statements.

Causeway Global Value Fund	23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Causeway Capital Management and Shareholders of the

Causeway Global Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Causeway Global Value Fund (constituting a portfolio of Causeway Capital Management Trust, hereafter referred to as the “Fund”) as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Los Angeles, California

November 28, 2017

24	Causeway Global Value Fund

NOTICE TO SHAREHOLDERS (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2018. Please consult your tax adviser for proper treatment of this information.

For the fiscal year ended September 30, 2017, the Fund is designating the following items with regard to distributions paid during the year:

(A)	(B)	(C)	(D)	(E)

Long Term Capital Gains Distributions (Tax Basis)	Ordinary Income Distributions (Tax Basis)	Tax Exempt Distributions (Tax Basis)	Total Distributions (Tax Basis)	Dividends(1) for Corporate Dividends Received Deduction (Tax Basis)
0.00%	100.00%	0.00%	100.00%	41.46%

(F)	(G)	(H)

Qualified Dividend Income	Interest Related Dividends	Qualified Short-Term Capital Gain Dividends
90.14%	0.00%	0.00%

Foreign taxes accrued during the fiscal year ended September 30, 2017, amounted to $185,484 and are expected to be passed through to shareholders as foreign tax credits on Form 1099 — Dividend for the year ending December 31, 2017. In addition, for the fiscal year ended September 30, 2017, gross income derived from sources within foreign countries amounted to $2,640,624 for the Fund.

(1)	Qualified Dividends represent dividends which qualify for the corporate dividends received deduction.

Items (A), (B), (C) and (D) are based on a percentage of the Fund’s total distribution including pass-through as foreign tax credit.

Item (E) is based on a percentage of ordinary income distributions of the Fund.

Item (F) represents the amount of “Qualified Dividend Income” as defined in the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the Fund’s intention to designate the maximum amount permitted by the law up to 100%.

Item (G) is the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Item (H) is the amount of “Qualified Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Causeway Global Value Fund	25

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act are referred to as “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-947-7000.

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
John R. Graham Age: 56	Trustee; Chairman of the Audit Committee	Trustee since 10/08; Audit Chairman since 4/13	Film Composer (since 2005); Senior Vice President, Corporate Financial Development and Communications, The Walt Disney Company (2004-2005); Senior Vice President, Mergers and Acquisitions, Lehman Brothers Inc. (2000-2004).	6	None

Lawry J. Meister Age: 55	Trustee	Since 10/08	President, Steaven Jones Development Company, Inc. (real estate firm) (since 1995); President, Creative Office Properties (real estate firm) (since 2012).	6	None

Victoria B. Rogers Age: 56	Trustee	Since 4/13	President, the Rose Hills Foundation (since 1996).	6	Independent Director, TCW Funds, Inc. and TCW Strategic Income Fund, Inc.

Eric H. Sussman Age: 51	Trustee; Chairman of the Board	Trustee since 9/01; Board Chairman since 4/13	Senior Lecturer (since July 2011) and Lecturer (1995-June 2011), Anderson Graduate School of Management, University of California, Los Angeles; President, Amber Capital, Inc. (real estate investment and financial planning firm) (since 1993).	6	None

26	Causeway Global Value Fund

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(continued)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS
Turner Swan 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 55	President	Since 8/01	General Counsel, Secretary, and Member of the Adviser or the Adviser’s Parent Holding Company (since 2001); Compliance Officer of the Adviser (since 2010).	N/A	N/A

Kurt J. Decko 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 42	Chief Compliance Officer and Assistant Secretary	Since 1/15	Chief Compliance Officer/Senior Legal Counsel of the Adviser (since January 2015); Partner, K&L Gates LLP (2010-2014).	N/A	N/A

Eric Kleinschmidt[5] One Freedom Valley Drive Oaks, PA 19456 Age: 49	Treasurer	Since 8/14	Director of Fund Accounting, SEI Investments Company (since 2004).	N/A	N/A

Gretchen W. Corbell 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 46	Secretary	Since 10/11	Attorney of the Adviser (since 2004).	N/A	N/A

Gracie V. Fermelia 11111 Santa Monica Blvd., 15th Floor Los Angeles, CA 90025 Age: 56	Vice President and Assistant Secretary	Vice President (since 1/15); Assistant Secretary (since 8/01)	Chief Operating Officer and Member of the Adviser or the Adviser’s Parent Holding Company (since 2001); Chief Compliance Officer of the Adviser and the Trust (2005-2015).	N/A	N/A

Causeway Global Value Fund	27

TRUSTEES AND OFFICERS INFORMATION (Unaudited)

(concluded)

Name Address, Age[1]	Position(s) Held with the Company	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Trust Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lisa Whittaker[5] One Freedom Valley Drive Oaks, PA 19456 Age: 39	Vice President and Assistant Secretary	Since 8/13	Corporate Counsel of the Administrator (since 2012); Associate Counsel and Compliance Officer, The Glendmede Trust Company, N.A. (2011-2012).	N/A	N/A

[1]	Each Trustee may be contacted by writing to the Trustee c/o Causeway Capital Management Trust, One Freedom Valley Drive, Oaks, PA 19456.

[2]

Each Trustee holds office during the lifetime of the Trust or until his or her sooner resignation, retirement, removal, death or incapacity in accordance with the Trust’s Declaration of Trust. The president, treasurer and secretary each holds office at the pleasure of the Board of Trustees or until he or she sooner resigns in accordance with the Trust’s Bylaws.

[3]

The “Trust Complex” consists of all registered investment companies for which Causeway Capital Management LLC serves as investment adviser. As of September 30, 2017, the Trust Complex consisted of one investment company with six portfolios — the International Value Fund, the Emerging Markets Fund, the Global Value Fund, the International Opportunities Fund, the Global Absolute Return Fund, and the International Small Cap Fund.

[4]

Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

[5]	These officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.

28	Causeway Global Value Fund

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. It is important for you to understand the impact of these costs on your investment returns.

Ongoing operating expenses are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2017 to September 30, 2017).

The table on the next page illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT the Fund’s actual return — the account values shown may not apply to your specific investment.

Causeway Global Value Fund	29

DISCLOSURE OF FUND EXPENSES (Unaudited)

(concluded)

	Beginning Account Value 4/01/17	Ending Account Value 9/30/17	Annualized Expense Ratios	Expenses Paid During Period*
Causeway Global Value Fund

Actual Portfolio Return
Institutional Class	$1,000.00	$1,067.70	1.05%	$5.45

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.80	1.05%	$5.32
Causeway Global Value Fund

Actual Portfolio Return
Investor Class	$1,000.00	$1,065.90	1.30%	$6.73

Hypothetical 5% Return
Investor Class	$1,000.00	$1,018.55	1.30%	$6.58

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

30	Causeway Global Value Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting on August 7, 2017, the Trustees considered and approved the renewal of the investment advisory agreement, as amended (the “Advisory Agreement”) between Causeway Capital Management Trust (the “Trust”) and Causeway Capital Management LLC (the “Adviser”) with respect to Causeway Global Value Fund (the “Fund”) for a twelve-month period beginning September 20, 2017. Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires the Board of Trustees (the “Board”) of the Trust annually to approve continuance of the Advisory Agreement. Continuance of the Advisory Agreement must be approved by a majority of the Trustees and a majority of the independent Trustees (i.e., Trustees who are not “interested persons” of the Trust as defined in the 1940 Act). The Board was comprised of four independent Trustees when the continuation of the Advisory Agreement was considered.

Information Received. At each regular quarterly meeting, the Board reviews a wide variety of materials relating to the nature, extent and quality of the Adviser’s services, including information concerning the Fund’s performance. In addition, at a special meeting on June 5, 2017, the Trustees received and reviewed extensive quantitative and qualitative materials prepared by the Adviser relating to the Advisory Agreement in response to information requested on the independent Trustees’ behalf by their independent legal counsel. At the June special meeting, the Trustees also received and reviewed information prepared by Morningstar, Inc. providing comparative expense and performance information about the Fund to assist with the annual review of the Advisory Agreement. Following that meeting, the Trustees received and reviewed additional materials prepared by the Adviser relating to their consideration of the renewal of the Advisory Agreement at the August 7, 2017 meeting.

Factors Considered. In reviewing the Advisory Agreement, the Trustees considered a number of factors including, but not limited to: (1) the nature, extent and quality of the services provided by the Adviser, (2) the investment performance of the Fund, (3) comparisons of the services rendered and the amounts paid under the Advisory Agreement with those of other funds and those of the Adviser under other investment advisory agreements with other registered investment companies and other types of clients, (4) the costs of the services provided and estimated profits realized by the Adviser and its affiliates from their relationship with the Fund, (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors, and (6) any other benefits derived by the Adviser from its relationship with the Fund.

First, regarding the nature, extent and quality of the services provided by the Adviser, the Trustees considered, among other things, the Adviser’s personnel, experience, track record and compliance program. The Trustees considered the qualifications, backgrounds and responsibilities of the Adviser’s principal personnel who provide services to the Fund, as well as the level of attention those individuals provide to the Fund. The Trustees noted the Adviser’s commitment to devoting resources to staffing and technology in support of its investment management services. They also reviewed the Adviser’s investment philosophy and processes and its compliance program, and considered the scope of the Adviser’s services to the Fund. The Trustees concluded that the nature, extent and quality of the services provided by the Adviser continued to benefit the Fund and its shareholders and would do so during the next one-year contract renewal period.

Causeway Global Value Fund	31

STATEMENT REGARDING BASIS FOR RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

(continued)

Second, regarding the investment performance of the Fund, the Trustees reviewed the investment results of the Fund for various periods ended March 31, 2017, compared to the results of the MSCI World Index (Gross), the median of the mutual funds included in the Morningstar U.S. Open End World Stock category, and the median of the funds in a peer group selected by Morningstar. They noted that, consistent with Morningstar’s practice, the Morningstar 15(c) report focused on one class of shares — the Institutional Class — and that Investor Class shares are subject to a 25 basis point shareholder service fee, which increases expenses and reduces performance. They noted that the Institutional Class had outperformed its Morningstar peer group median for the prior one-year period and had underperformed its peer group for the prior three-year and five-year periods. The Trustees concluded that the Adviser’s record in managing the Fund indicated that its continued management would benefit the Fund and its shareholders.

Third, regarding the Fund’s advisory fee and total expenses as a percentage of the Fund’s average daily net assets:

•

The Trustees compared the Fund’s advisory fee and total expenses with those of other similar mutual funds. They noted that the Fund’s advisory fee was 80 basis points per annum compared to a median of 80 basis points for its Morningstar peer group and range of 30 — 96 basis points for the funds in its peer group. They noted that the annual expense ratio of the Institutional Class, after application of the Adviser’s expense limit agreement, was 9 basis points above the median of the funds in its Morningstar peer group.

•

The Trustees compared the Fund’s advisory fee with the fees charged by the Adviser to other clients. The Trustees noted that, although the fees paid by the Adviser’s other accounts were lower than the fee paid by the Fund, the differences appropriately reflected the Adviser’s significantly greater responsibilities with respect to the Fund, which include the provision of many additional administrative and shareholder services (such as services related to the Fund’s disclosure documents, financial statements, 1940 Act compliance policies and procedures, preparation of Board and committee materials and meetings, annual Board reports and certifications, oversight of daily valuation, oversight of Fund service providers, negotiation of Fund intermediary agreements, coordination with Fund intermediaries providing shareholder recordkeeping services, shareholder communications, and due diligence for advisers, consultants and institutional investors).

The Trustees concluded that the Fund’s advisory fee and expense ratio were reasonable and appropriate under the circumstances.

Fourth, the Trustees considered the Adviser’s costs of providing services to the Fund and estimated profits realized by the Adviser from its relationship with the Fund. They reviewed the Adviser’s estimated after-tax profit margin with respect to such services for the twelve months ended March 31, 2017 and the methodology used to generate that estimate, and noted that the cost allocation methodology presented to the Trustees was reasonable. They also observed that the Adviser’s estimated profitability was within the range cited as reasonable in various court decisions, and had declined from the prior year. After consideration of these matters, the Trustees concluded that the Adviser’s operating margin with respect to its relationship with the Fund is reasonable.

32	Causeway Global Value Fund

STATEMENT REGARDING BASIS FOR RENEWAL OF INESTMENT ADVISORY AGREEMENT (Unaudited)

(concluded)

Fifth, regarding economies of scale, the Trustees observed that, although the Fund’s advisory fee schedule does not contain fee breakpoints, it is difficult to determine the existence or extent of any economies of scale. They noted that the Adviser is sharing economies of scale through reasonable advisory fee levels, expense limit agreements, and devoting additional resources to staff and technology to focus on continued performance and service to the Fund’s shareholders. They also noted that, in the Fund’s prior years, the Adviser incurred losses in managing the Fund, and that the estimated profitability of the Fund had declined from the prior year. The Trustees concluded that under the circumstances the Adviser is sharing any economies of scale with the Fund appropriately.

Sixth, regarding any other benefits derived by the Adviser from its relationship with the Fund — often called “fall-out” benefits — the Trustees observed that the Adviser does not earn “fall-out” benefits such as affiliated custody fees, affiliated transfer agency fees, affiliated brokerage commissions, profits from rule 12b-1 fees, “contingent deferred sales commissions” or “float” benefits on short-term cash. The Trustees concluded that the primary “fall-out” benefit received by the Adviser is research services provided by brokers used by the Fund and that this benefit is reasonable in relation to the value of the services that the Adviser provides to the Fund.

Approval. At the June 5, 2017 and August 7, 2017 meetings, the Trustees discussed the information and factors noted above with representatives of the Adviser and, at the August 7, 2017 meeting, the Trustees considered the approval of the Advisory Agreement. The independent Trustees also met in a private session at all meetings with independent counsel at which no representatives of the Adviser were present. In their deliberations, the independent Trustees did not identify any particular information or factor that was determinative or controlling, each Trustee did not necessarily attribute the same weight to each factor, and the foregoing summary does not detail all the matters considered. Based on their review, the Trustees (including the independent Trustees) unanimously concluded that the Advisory Agreement is fair and reasonable to the Fund and its shareholders, the Fund’s advisory fee is reasonable and renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders, and the Board of Trustees unanimously approved renewal of the Advisory Agreement for a twelve-month period beginning September 20, 2017.

Causeway Global Value Fund	33

INVESTMENT ADVISER:

Causeway Capital Management LLC

11111 Santa Monica Boulevard

15th Floor

Los Angeles, CA 90025

DISTRIBUTOR:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

TO OBTAIN MORE INFORMATION:

Call 1-866-947-7000 or visit us online at

www.causewayfunds.com

This material must be preceded or accompanied by a current prospectus.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-947-7000; and (ii) on the Commission’s website at http://www. sec.gov.

CCM-AR-003-1000

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer. During the fiscal year ended September 30, 2017, there were no material changes or waivers to the code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Eric Sussman, Lawry Meister, John Graham and Victoria B. Rogers. Each audit committee financial expert is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Aggregate fees billed to the registrant for professional services rendered by the registrant’s principal accountant for the fiscal years ended September 30, 2017 and 2016 were as follows:

	2017	2016
(a) Audit Fees	$235,010	$225,970
(b) Audit-Related Fees	None	None
(c) Tax Fees(1)	$53,280	$58,577
(d) All Other Fees	None	None

Note:

(1)	Tax fees include amounts related to tax return and excise tax calculation reviews and foreign tax reclaim services.

(e)(1) The registrant’s audit committee has adopted a charter that requires it to pre-approve the engagement of auditors to (i) audit the registrant’s financial statements, (ii) provide other audit or non-audit services to the registrant, or (iii) provide non-audit services to the registrant’s investment adviser if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) No services included in paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal year ended September 30, 2017, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $609,843. For the fiscal year ended September 30, 2015, the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and the registrant’s investment adviser were $486,606.

(h) The audit committee considered whether the provision of non-audit services rendered to the registrant’s investment adviser by the registrant’s principal accountant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

See Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the registrant’s procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant’s last filing on Form N-CSR.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Separate certifications for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Causeway Capital Management Trust

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Turner Swan
Turner Swan, President

Date: December 8, 2017

By (Signature and Title)*	/s/ Eric Kleinschmidt
Eric Kleinschmidt, Treasurer

Date: December 8, 2017

*	Print the name and title of each signing officer under his or her signature.